Exhibit 99.1

AMERICA GREENER TECHNOLOGIES CORPORATION
FINANCIAL STATEMENTS
DECEMBER 31, 2013

AMERICA GREENER TECHNOLOGIES CORPORATION

FINANCIAL STATEMENTS

DECEMBER 31, 2013

CONTENTS

Financial Statements:

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheets - As of December 31, 2013 and 2012	F-3

Statement of Operations -
For the Year Ended December 31, 2013, and for the Period from February 14, 2012 (Inception) to December 31, 2012	F-4

Statement of Changes in Stockholder’s Equity (Deficit) -
For the Year Ended December 31, 2013 and for the Period from February 14, 2012 (Inception) to December 31, 2012	F-5

Statement of Cash Flows –
For the Year Ended December 31, 2013 and for the Period from February 14, 2012 (Inception) to December 31, 2012	F-6

Notes to Financial Statements	F-7 to F-12
F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholder and Board of Directors

America Greener Technologies Corporation

We have audited the accompanying balance sheets of America Greener Technologies Corporation as of December 31, 2013 and 2012 and the related statements of operations and changes in stockholders’ equity (deficit), and cash flows for the year ended December 31, 2013 and for the period from February 14, 2012 (Inception) to December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of America Greener Technologies Corporation as of December 31, 2013 and 2012 and the results of their operations and their cash flows for the year ended December 31, 2013 and for the period from February 14, 2012 (Inception) to December 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred net losses of $842,356 and $201,174 for the year ended December 31, 2013 and for the period from February 14, 2012 (Inception) to December 31, 2012, respectively and the Company had cash used in operations of $849,997 and $293,894 for the year ended December 31, 2013 and for the period from February 14, 2012 (Inception) to December 31, 2012. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ D’Arelli Pruzansky, P.A.
Certified Public Accountants

Boca Raton, Florida

March 4, 2014

F-2

AMERICA GREENER TECHNOLOGIES CORPORATION

BALANCE SHEETS

	December 31,
	2013	2012

ASSETS

Current assets:
Cash	15,006	16,094
Inventory	132,889	87,370
Prepaid expenses and other current assets	10,028	6,619

Total current assets	157,923	110,083

Other assets:
Property and equipment, net	31,510	15,928
Trademark	1,601	1,601
Total other assets	33,111	17,529

Total assets	191,034	127,612

LIABILITIES AND STOCKHOLDER’S EQUITY (DEFICIT)

Current liabilities:
Accounts payable and accrued liabilities	33,302	—
Due to related party	—	328,785
Total current liabilities	33,302	328,785

Stockholder’s equity (deficit):
Common stock, no par value, 15,000,000 shares authorized: 8,000,000 shares and 8,000,000 shares issued and outstanding at December 31, 2013 and 2012, respectively	1	1
Additional paid in capital	1,201,261	—
Accumulated deficit	(1,043,530)	(201,174)
Total stockholder’s equity (deficit)	157,732	(201,173)

Total liabilities and stockholder’s equity (deficit)	191,034	127,612

See accompanying notes to financial statements.

F-3

AMERICA GREENER TECHNOLOGIES CORPORATION

STATEMENTS OF OPERATIONS

		FOR THE PERIOD FROM
	FOR THE YEAR ENDED	FEBRUARY 14, 2012 (INCEPTION) TO
	DECEMBER 31, 2013	DECEMBER 31, 2012

Net revenues	$—	$—

Operating expenses:
Depreciation	7,985	1,329
Marketing, selling and advertising expenses	116,545	12,945
Compensation expense	24,155	—
Professional fees	22,729	239
Consulting fees	458,076	91,927
General and administrative	212,866	94,734

Total operating expenses	842,356	201,174

Loss from operations	(842,356)	(201,174)

Provision for income taxes	—	—

Net loss	(842,356)	(201,174)

WEIGHTED AVERAGE COMMON SHARES
Basic and Diluted	8,000,000	8,000,000

NET LOSS PER COMMON SHARE:
OUTSTANDING - Basic and Diluted	(0.11)	(0.03)

See accompanying notes to financial statements.

F-4

AMERICA GREENER TECHNOLOGIES CORPORATION

STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY (DEFICIT)

FOR THE PERIOD FROM FEBRUARY 14, 2012 (INCEPTION) TO DECEMBER 31, 2012 AND

FOR YEAR ENDED DECEMBER 31, 2013

	Common Stock		Additional			Total
	No Par Value		Paid-in	Accumulated	Subscription	Stockholder’s
	Shares	Amount	Capital	Deficit	receivable	Equity (Deficit)

Balance at February 14, 2012 (Inception)	$—	$—	$—	$—	$—	$—

Issuance of common stock to parent company	8,000,000	1	—	—	—	1

Net loss for the period	—	—	—	(201,174)	—	(201,174)

Balance at December 31, 2012	8,000,000	1	—	(201,174)	—	(201,173)

Stockholder’s capital contribution	—	—	1,201,261	—	—	1,201,261

Net loss for the year ended December 31, 2013	—	—	—	(842,356)	—	(842,356)

Balance at December 31, 2013	8,000,000	1	1,201,261	(1,043,530)	—	157,732

See accompanying notes to financial statements.

F-5

AMERICA GREENER TECHNOLOGIES CORPORATION
STATEMENTS OF CASH FLOWS

		FOR THE PERIOD FROM
	FOR THE YEAR ENDED	FEBRUARY 14, 2012 (INCEPTION) TO
	DECEMBER 31, 2013	DECEMBER 31, 2012

Cash flows from operating activities:
Net loss	$(842,356)	$(201,174)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	7,985	1,329

Changes in operating assets and liabilities
Inventory	(45,519)	(87,370)
Prepaid expenses and other current assets	(3,409)	(6,619)
Accounts payable and accrued liabilities	33,302	—
Net cash used in operating activities	(849,997)	(293,834)

Cash flows from investing activities:
Capitalized cost of trademark	—	(1,601)
Purchase of property and equipment	(23,567)	(17,257)
Net cash used in investing activities	(23,567)	(18,858)

Cash flows from financing activities:
Proceeds from related party advances	872,476	328,785
Proceeds from issuance of common stock	—	1
Net cash provided by financing activities	872,476	328,786

Net (decrease) increase in cash	(1,088)	16,094

Cash at beginning of year	16,094	—

Cash at end of year	$15,006	$16,094

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$—	$—
Income taxes	$—	$—

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

Contributed capital in connection with the forgiveness of related party advances	$1,201,261	$—

See accompanying notes to financial statements.

F-6

AMERICA GREENER TECHNOLOGIES CORPORATION
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

America Greener Technologies Corporation (the “Company”) was incorporated in the State of Arizona on February 14, 2012. The Company’s principal business is focused on marketing and selling Polarchem’s proprietary technology solutions in North America. The Company has a license agreement with Polarchem, a related party, to sell Polarchem’s products (see Note 6 and 7). The Company’s primary product is AGT Polarchem chemistry that allows online cleaning of boiler tube and heat transfer surfaces to provide boiler optimization and combustion efficiency to a wide variety of customers including coal fired power plants, petroleum refineries, waste to energy facilities, biomass combustion processes, incinerators, fuel oil burners, naval vessels and other similar combustion processes. The Company was formed originally as a subsidiary of America Greener Technologies Corporation, a British Columbia company (“AGT Canada”).

Basis of presentation and going concern

The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

As reflected in the accompanying financial statements, the Company has a net loss and net cash used in operations of $842,356 and $849,997, respectively, for the year ended December 31, 2013. Additionally the Company has accumulated deficit of $1,043,530 at December 31, 2013. The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. The Company’s ability to raise additional capital through the future issuances of common stock is unknown. The obtainment of additional financing, the successful development of the Company’s contemplated plan of operations, and its transition, ultimately, to the attainment of profitable operations are necessary for the Company to continue operations. The ability to successfully resolve these factors raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. While the Company believes in the viability of its strategy to generate revenues, there can be no assurances to that effect.

Use of estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses, and the related disclosures at the date of the financial statements and during the reporting period. Actual results could materially differ from these estimates. Significant estimates include the valuation of deferred tax assets and the useful life of property and equipment.

Cash and cash equivalents

The Company considers all highly liquid debt instruments and other short-term investments with maturity of three months or less, when purchased, to be cash equivalents. The Company maintains cash and cash equivalent balances at one financial institution that is insured by the Federal Deposit Insurance Corporation. The Company’s account at this institution is insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. As of December 31, 2013, the Company has not reached bank balances exceeding the FDIC insurance limit. To reduce its risk associated with the failure of such financial institution, the Company evaluates at least annually the rating of the financial institution in which it holds deposits.

Inventory

Inventory, consisting of finished goods related to the Company’s products are stated at the lower of cost or market utilizing the first-in, first-out method.

Prepaid expenses and other current assets

Prepaid expenses and other current assets of $10,028 and $6,619 at December 31, 2013 and 2012, respectively, consist primarily of costs paid for future services which will occur within a year. Prepaid expenses include prepayments in cash for rent and prepaid insurance which are being amortized over the terms of their respective agreements.

F-7

AMERICA GREENER TECHNOLOGIES CORPORATION
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair value measurements and fair value of financial instruments

Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. The Company classifies assets and liabilities recorded at fair value under the fair value hierarchy based upon the observability of inputs used in valuation techniques. Observable inputs (highest level) reflect market data obtained from independent sources, while unobservable inputs (lowest level) reflect internally developed market assumptions. The fair value measurements are classified under the following hierarchy:

●	Level 1—Observable inputs that reflect quoted market prices (unadjusted) for identical assets and liabilities in active markets;
●	Level 2—Observable inputs, other than quoted market prices, that are either directly or indirectly observable in the marketplace for identical or similar assets and liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets and liabilities; and
●	Level 3—Unobservable inputs that are supported by little or no market activity that is significant to the fair value of assets or liabilities.

The estimated fair value of certain financial instruments, including cash and cash equivalents, prepaid expenses and accounts payable are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments.

Property and equipment

Property and equipment are carried at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized. When assets are retired or disposed of, the cost and accumulated depreciation are removed, and any resulting gains or losses are included in the Statement of Operations.

Trademark

Legal costs associated with serving and protecting trademark are being capitalized. During the period from February 14, 2012 (inception) to December 31, 2012, the Company filed a trademark for its company logo. In accordance with Accounting Standards related to “Goodwill and Other Intangible Assets”, the Company does not amortize its trademark determined to have an indefinite useful life. Instead, the Company assesses its indefinite-life trademark for impairment annually and when circumstances indicate that the carrying value may not be recoverable.

Impairment of long-lived assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable, or at least annually. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. The Company did not consider it necessary to record any impairment charges during the year ended December 31, 2013 and for the period from February 14, 2012 (inception) to December 31, 2012.

Revenue recognition

The Company follows the guidance of the FASB ASC 605-10-S99 “Revenue Recognition Overall – SEC Materials”. The Company records revenue when persuasive evidence of an arrangement exists, product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured.

F-8

AMERICA GREENER TECHNOLOGIES CORPORATION
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The following policies reflect specific criteria for the various revenues streams of the Company:

Revenue from the sale of the Company’s Polarchem’s solution and products are recognized upon shipment or delivery to the customers.

Revenue for equipment installation is recognized upon completion of the installation services.

Revenue for services performed such as consulting and optimization services are recognized when services have been rendered.

Major suppliers

The Company purchases substantially all of its products from Polarchem which has manufacturing companies located in India and the UK (see Note 6 and 7). For the year ended December 31, 2013, the Company purchased 100% of its products from the UK. For the period from February 14, 2012 (inception) to December 31, 2012, the Company purchased 50% of its products from India and 50% from the UK.

Income taxes

The Company accounts for income taxes pursuant to the provision of ASC 740-10, “Accounting for Income Taxes” which requires, among other things, an asset and liability approach to calculating deferred income taxes. The asset and liability approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. A valuation allowance is provided to offset any net deferred tax assets for which management believes it is more likely than not that the net deferred asset will not be realized.

The Company follows the provision of the ASC 740-10 related to Accounting for Uncertain Income Tax Position. When tax returns are filed, some positions taken may be sustained upon examination by the taxing authorities, while others may be subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. In accordance with the guidance of ASC 740-10, the benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. The Company has filed its 2012 income tax return which remains subject to IRS examination.

Stock-based compensation

The Company accounts for stock-based instruments granted to employees in accordance with ASC Topic 718. ASC Topic 718 requires companies to estimate and recognize the grant-date fair value of stock based awards issued to employees and directors. The Company recognizes compensation on a straight-line basis over the requisite service period for each award. There were no options outstanding as of December 31, 2013 and 2012. The Company accounts for non-employee stock-based awards in accordance with the measurement and recognition criteria under ASC Topic 505-50.

Marketing, selling and advertising

Marketing, selling and advertising are expensed as incurred. For the year ended December 31, 2013 and for the period from February 14, 2012 (inception) to December 31, 2012, such expenses were $116,545 and 12,945, respectively.

Net loss per share of common stock

Basic net loss per share is computed by dividing the net loss by the weighted average number of common shares during the period. Diluted net loss per share is computed using the weighted average number of common shares and potentially dilutive securities outstanding during the period. At December 31, 2013 and 2012, the Company did not have any potentially dilutive securities outstanding.

Recent accounting pronouncements

Accounting standards which were not effective until after December 31, 2013 are not expected to have a material impact on the Company’s financial position or results of operations.

F-9

AMERICA GREENER TECHNOLOGIES CORPORATION
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

NOTE 2 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following:

	Estimated life	December 31, 2013	December 31, 2012

Demonstration equipment	5 years	35,266	12,600
Furniture and fixtures	5 years	4,657	4,657
Warehouse equipment	5 years	900	—
Less:Accumulated depreciation		(9,313)	(1,329)
		$31,510	$15,928

For the year ended December 31, 2013 and for the period from February 14, 2012 (inception) to December 31, 2012, depreciation expense amounted to $7,985 and $1,329, respectively.

NOTE 3 – RELATED PARTY TRANSACTIONS

Parties are considered to be related to the Company if the parties directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal with one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all related party transactions. All transactions shall be recorded at fair value of the goods or services exchanged. Property purchased from a related party is recorded at the cost to the related party and any payment to or on behalf of the related party in excess of the cost is reflected as compensation or distribution to related parties depending on the transaction.

From time to time, the Company’s parent company, AGT Canada, provided advances to the Company for working capital purposes. For the period from February 14, 2012 (inception) to December 31, 2012, AGT Canada provided advances amounting to $328,785. At December 31, 2012, the Company had a payable to AGT Canada of $328,785. The advances were due on demand and interest free.

During fiscal year 2013, AGT Canada provided additional advances amounting to $872,476 for working capital purposes. During the year ended December 31, 2013, AGT Canada waived the payment of such advances which totaled to $1,201,261 and accordingly reclassified the forgiveness of related party advances to additional paid in capital as stockholder’s capital contribution, leaving a balance of $0 at December 31, 2013.

Through the Company’s parent, AGT Canada, the Company entered into a general agreement and contract dated in November 2011 with Polarchem. The owners of Polarchem are shareholders of AGT Canada. In February 2014, the Company entered into a 30 year license agreement with Polarchem which superseded such agreement with AGT Canada (see Note 7). The Company purchased inventories and products from Polarchem totaling approximately $64,000 and $87,000 during the year ended December 31, 2013 and for the period from February 14, 2012 (inception) to December 31, 2012, respectively.

In January 2013, the Company entered into three independent contractor agreements with Mr. Michael Boyko, the Company’s Chief Executive Officer, Energistics Consulting, LLC, a company owned by the Company’s Chief Operating Officer and Mr. James Mack (see Note 6).

NOTE 4 – STOCKHOLDER’S EQUITY (DEFICIT)

The Company was authorized to issue up to 1,000,000 shares of common stock, no par value per share. On January 30, 2014, the board of directors of the Company authorized to increase the number of authorized shares of the Company from 1,000,000 to 15,000,000 shares of common stock. Additionally, the board of directors of the Company declared an 8 for 1 forward split of the outstanding common stock in which every one share of the Company’s common stock is converted into 8 shares of the Company’s common stock. All share and per share information contained in this report gives retroactive effect to the 8 for 1 stock split of the Company’s outstanding common stock. As of December 31, 2013 and 2012, the Company had 8,000,000 shares outstanding common stock.

On February 14, 2012, the Company issued 8,000,000 shares of its common stock to the Company’s parent company, AGT Canada, for a purchase price of $1.

F-10

AMERICA GREENER TECHNOLOGIES CORPORATION
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

NOTE 5 – INCOME TAXES

The Company has incurred aggregate net operating losses of approximately $1,044,000 for income tax purposes for the periods ended December 31, 2013 and 2012. The net operating loss can be carried forward to reduce future years’ taxable income and will expire, if not utilized, through 2033. Management believes that the realization of the benefits from these losses is not more likely than not to occur due to the Company’s limited operating history and continuing losses. Accordingly, the Company has provided a 100% valuation allowance on the deferred tax asset to reduce the asset to zero. Management will review this valuation allowance periodically and make adjustments as warranted.

The table below summarizes the differences between the Company’s effective tax rate and the statutory federal rate as follows for the year ended:

	December 31, 2013	December 31, 2012
U.S “expected” income tax	$(295,000)	$(70,000)
State income taxes, net of benefit	(39,000)	(9,000)

Change in valuation allowance	334,000	79,000
Total provision for income taxes	$—	$—

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2013 and 2012 are as follows:

	December 31, 2013	December 31, 2012
Deferred tax assets:
Net operating loss carryover	$413,000	$79,000
Less: valuation allowance	(413,000)	(79,000)
Net deferred tax asset	$—	$—

After consideration of all the evidence, both positive and negative, management has recorded a full valuation allowance at December 31, 2013, due to the uncertainty of realizing the deferred income tax assets. The valuation allowance was increased by $334,000. Management does not believe that any uncertain tax positions have been taken in its 2012 tax return or will be taken in its 2013 tax return.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Consulting agreements

In January 2013, the Company entered into three independent contractor agreements with Mr. Michael Boyko, the Company’s Chief Executive Officer, Energistics Consulting, LLC, a company owned by the Company’s Chief Operating Officer, and Mr. James Mack. As compensation for their services per the terms of their respective agreements, the Company pays fees to i) Mr. Boyko of $10,000 per month ii) Energistics Consulting, LLC of $8,000 per month and iii) Mr. Mack of $4,000 per month. Additionally, the Company pays reimbursement for out of pocket travel expenses. These agreements contain customary confidentiality provisions and may be terminated by either party upon 30 days notice. In March 2014, following the closing of the Share Exchange Agreement, Mr. James Mack was appointed to be a member of the board of directors of Osler (see Note 7).

In December 2013, the Company entered into a consulting agreement with a consulting company to provide due diligence and advisory services in connection with merger, acquisition or other forms of business combination matters. The term of this agreement shall be for a period of the earlier of six months from the date of this agreement or until the Company consummated a business combination, whichever is earlier. The Company shall pay the consultant a fee of $100,000, payable in two (2) installments of $ 50,000 each in January 2014 and February 2014. Additionally, if the Company consummates a business combination during the term of this agreement, the consultant shall be entitled to purchase a total of 1,500,000 shares of the common stock, or 7.88%, whichever is greater, of the combined entity at par value or $0.001 per share, whichever is less.

F-11

AMERICA GREENER TECHNOLOGIES CORPORATION
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2013

NOTE 6 – COMMITMENTS AND CONTINGENCIES (continued)

General agreement

In November 2011, AGT Canada, the Company’s parent, entered into a general agreement and contract (the “Original Agreement”) with Polarchem Associated Limited, Polarchem International Limited and the shareholders of those companies (collectively the “Polarchem”). The Company was formed to market and sell Polarchem’s proprietary technology solutions in North America under the terms of this agreement. AGT Canada agreed to act for Polarchem as its exclusive sales and service distributors in the United States, Canada and Mexico. In February 2014, the Company entered into a 30 year license agreement with Polarchem which superseded the Original Agreement with AGT Canada (see Note 7).

Operating lease

A lease agreement was signed for office and warehousing space consisting of approximately 5,000 square feet located in Mesa, Arizona with an initial term commencing on March 1, 2012 and expiring on March 1, 2015. The lease requires the Company to pay a monthly base rent of $2,900 plus a pro rata share of operating expenses. The base rent is subject to annual increases beginning on March 1, 2013 as defined in the lease agreement. Future minimum rental payments required under this operating lease are as follows:

	Total	1 year	1-3 years	3-5 years	5+ years
Operating lease	$45,900	$39,300	$6,600	$—	—
Total	$45,900	$39,300	$6,600	$—	$—

Rent expense was $40,312 and $21,830 for the year ended December 31, 2013 and the period from February 14, 2012 (inception) to December 31, 2012, respectively.

NOTE 7 – SUBSEQUENT EVENTS

In February 2014 the Company entered into a 30 year license agreement with Polarchem Associated Limited, Polarchem International Limited and the shareholders of those companies granting the Company exclusive rights to the proprietary technology in the United States, Canada and Mexico (the “Territory”) which superseded the Original Agreement dated in November 2011 between AGT Canada and Polarchem (see Note 6). Such license agreement grants the Company the exclusive rights to use Polarchem’s licensed marks, to manufacture and sell their products and to provide the services within the Territory. The Company has been granted the right of first refusal to acquire all the assets of Polarchem as defined in the license agreement.

In February 2014 AGT Canada distributed the shares of the Company to its shareholders and thereafter the Company was no longer a subsidiary of AGT Canada.

On February 25, 2014, the Company entered into a Share Exchange Agreement with Osler Incorporated (“Osler”), a publicly held inactive company, and the shareholders of the Company whereby Osler agreed to acquire all of the issued and outstanding capital stock of the Company in exchange for 15,000,000 shares of Osler’s common stock. The Company expects that this transaction will close in March 2014 and the Company will become a wholly-owned subsidiary of Osler. At closing, Osler shall issue 15,000,000 shares of its common stock to the Company’s shareholders, since the shareholders of the Company will obtain approximately 86% voting control and management control of Osler, the transaction shall be accounted for as a reverse acquisition and recapitalization of the Company whereby the Company is considered the acquirer for accounting purposes. The financial statements after the acquisition will include the balance sheets of both companies at historical cost, the historical results of the Company and the results of Osler from the acquisition date.

F-12